UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2010
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, on September 21, 2010, Trustmark Corporation, a Mississippi corporation ("Trustmark") and Cadence Financial Corporation, a Mississippi corporation ("Cadence") entered into an Agreement and Plan of Reorganization ("Agreement") pursuant to which Cadence agreed to merge with and into Trustmark.  A copy of the Agreement is attached to this filing as Exhibit 2.1.

In connection with the proposed merger, Trustmark will file a Registration Statement on Form S-4 that will include a proxy statement of Cadence and a prospectus of Trustmark and other relevant documents concerning the proposed merger with the Securities and Exchange Commission (“SEC”). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to F. Joseph Rein, Jr., Trustmark Corporation, 248 East Capitol Street, Suite 310, Jackson, Mississippi 39201, telephone 601-208-6898 or Richard T. Haston, Cadence Financial Corporation, 301 East Main Street, Starkville, Mississippi 39759; telephone 662-324-4258.  All documents filed with the SEC are also available free of charge at the SEC’s website (www.sec.gov).

Cadence and Trustmark and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger.  Information regarding these persons and their interests in the merger will be included in the proxy statement/prospectus relating to the merger when it is filed with the SEC.  Information concerning Cadence’s and Trustmark’s directors and executive officers is also set forth in their respective proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits
2.1	Agreement and Plan of Reorganization by and between Trustmark Corporation and Cadence Financial Corporation dated as of September 21, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	September 23, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
2.1	Agreement and Plan of Reorganization by and between Trustmark Corporation and Cadence Financial Corporation dated as of September 21, 2010